UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-23382

SPROTT FUNDS TRUST

(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (416) 943-8099

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1. Report to Stockholders.

Annual Report November 30, 2019

Sprott Funds Trust

Sprott Gold Miners ETF (NYSE Arca: SGDM)

Sprott Junior Gold Miners ETF (NYSE Arca: SGDJ)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.sprottetfs.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (855)-496-3837, or submit a signed letter of instruction requesting paperless reports to 1290 Broadway, Suite 1000, Denver, Colorado 80203. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at (855)-496-3837, or by submitting a signed letter of instruction requesting paper reports to 1290 Broadway, Suite 1000, Denver, Colorado 80203. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Sprott Gold Miners ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The Sprott Gold Miners ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Index (ticker symbol SOLGMCFT) (the “Underlying Gold Index”).

Performance Overview

The Fund for the one-year period ended November 30, 2019 generated a total return of 53.91%. Gold stocks were pushed higher by two factors. Over the same time period gold rose 19.75%, supported by falling bond yields and lingering concerns about the trade war and a slowdown in the global economy. Gold closed the period at $1,464 an ounce, convincingly breaking through the technical resistance level of $1,360 an ounce which it had failed to cross on several occasions. A higher gold price typically translates into higher earnings for gold miners given their costs are largely fixed in nature.

The second factor driving gold stocks higher was a wave of high profile mergers in the sector. Barrick Gold Corporation kicked things off in September 2018 by acquiring Randgold Resources Limited to become the world’s largest gold producer. Not to be left behind, Newmont Mining Corporation and Goldcorp Inc. announced their merger in January 2019, claiming they would then become the world’s largest gold mining company.

The rationale for these mergers are twofold: build scale and reduce operating costs in order to improve profitability. The combination of these market leaders sent shockwaves throughout the gold mining sector, prompting other companies to review their strategies and competitive positioning.

A number of smaller-sized mergers followed including Detour Gold Corporation being acquired by Kirkland Lake Gold Ltd. and Osisko Gold Royalties Ltd acquiring Barkerville Gold Mines Ltd. We believe this wave of mergers and acquisitions will continue with the next leg likely involving small- and mid-capitalization companies in the sector.

The fundamentals for gold also remain attractive with billions of dollars of negative yielding sovereign debt outstanding positioning gold as an attractive alternative, while ongoing geopolitical and trade tensions raise the appeal for safe haven status assets like gold.

Performance^ (as of November 30, 2019)

	1 Year	5 Year	Since Inception^^
Sprott Gold Miners ETF - NAV	53.91%	6.63%	-0.73%
Sprott Gold Miners ETF - Market Price*	54.25%	6.56%	-0.74%
Solactive Gold Miners Custom Factors Index**	N/A	N/A	-3.09***
Sprott Zacks Gold Miners Total Return Index**	63.41%	8.55%	0.97%
S&P 500® Total Return Index	16.11%	10.98%	11.25%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888-622-1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Gold Miners ETF (“Gold Predecessor Fund”) was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Gold Miners ETF, then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Fund is a continuation of the Gold Predecessor Fund and, therefore, the performance information presents the performance of the Gold Predecessor Fund prior to the Reorganization Date.

†	Beta is defined as a sensitivity measure based on regression against the spot gold price movement during the trailing 36 months.

^^	The Gold Predecessor Fund’s Commencement date was July 15, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective July 22, 2019, the Fund discontinued attempting to track Sprott Zacks Gold Miners Total Return Index and began attempting to track the Solactive Gold Miners Index as its target index.
***	The return presented is for the period of July 22, 2019 to November 30, 2019, the period when the Fund began attempting to track the Solactive Gold Miners Index as its target index through the Fund’s fiscal year end.

 1 | November 30, 2019

Sprott Gold Miners ETF

Performance Overview	November 30, 2019 (Unaudited)

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Gold Miners Custom Factors Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. As of December 31, 2019, the Gold Underlying Index consisted of 31 securities.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

 2 | November 30, 2019

Sprott Gold Miners ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings^ (as of November 30, 2019)

Newmont Goldcorp Corp.	13.96%
Barrick Gold Corp.	12.89%
Franco-Nevada Corp.	9.23%
Kirkland Lake Gold, Ltd.	5.36%
Royal Gold, Inc.	4.96%
Detour Gold Corp.	4.93%
B2Gold Corp.	4.77%
Agnico Eagle Mines, Ltd.	4.72%
Centerra Gold, Inc.	4.58%
SSR Mining, Inc.	4.57%
Total % of Top 10 Holdings	69.97%

Country Allocation^ (as of November 30, 2019)

Canada	72.66%
United States	20.18%
Australia	3.52%
South Africa	3.15%
Monaco	0.49%
Total	100.00%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since July 21, 2019 (the date the Fund discontinued attempting to track Sprott Zacks Gold Miners Total Return Index and began attempting to track the Solactive Gold Miners Index as its target index) with the performance of the Fund’s benchmark indexes. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Effective July 22, 2019, the Fund discontinued attempting to track Sprott Zacks Gold Miners Total Return Index and began attempting to track the Solactive Junior Gold Miners Index as its target index.

3 | November 30, 2019

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The Sprott Junior Gold Miners ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Index (ticker symbol SOLJGMFT) (the “Junior underlying index”).

Performance Overview

The Fund for the one-year period ended November 30, 2019 generated a total return of 39.99%. Junior gold stocks were pushed higher by two factors. Over the same time period gold rose 19.75%, supported by falling bond yields and lingering concerns about the trade war and a slowdown in the global economy. Gold closed the period at $1,464 an ounce, convincingly breaking through the technical resistance level of $1,360 an ounce which it had failed to cross on several occasions. A higher gold price typically translates into higher earnings for gold miners given their costs are largely fixed in nature and in the case of junior gold stocks raises the value of their unmined deposits.

The second factor driving gold stocks higher was a wave of high profile mergers in the sector. Barrick Gold Corporation kicked things off in September 2018 by acquiring Randgold Resources Limited to become the world’s largest gold producer. Not to be left behind, Newmont Mining Corporation and Goldcorp Inc. announced their merger in January 2019, claiming they would then become the world’s largest gold mining company.

The rationale for these mergers are twofold: build scale and reduce operating costs in order to improve profitability. The combination of these market leaders sent shockwaves throughout the gold mining sector, prompting other companies to review their strategies and competitive positioning. It also prompted the merged companies to sell a number of non-strategic assets which were acquired by smaller-capitalization gold companies. For example, Evolution Mining Limited acquired Newmont Goldcorp Corporation’s Red Lake gold complex, while Saracen Mineral Holdings Limited acquired Barrick Gold Corporation’s 50% stake in Kalgoorlie Consolidated Gold Mines. On the merger front, Atlantic Gold Corporation was acquired by St Barbara Limited and Continental Gold Inc. was acquired by Zijin Mining Group Co., Ltd. These transactions will allow the acquiring companies to build scale and diversify their asset base. We believe this wave of mergers and acquisitions will continue amongst small- and mid-capitalization companies in the sector.

The fundamentals for gold also remain attractive with billions of dollars of negative yielding sovereign debt outstanding positioning gold as an attractive alternative, while ongoing geopolitical and trade tensions raise the appeal for safe haven status assets like gold.

Performance^ (as of November 30, 2019)

	1 Year	Since Inception^^
Sprott Junior Gold Miners ETF - NAV	39.99%	5.53%
Sprott Junior Gold Miners ETF - Market Price*	40.50%	5.56%
Solactive Junior Gold Miners Custom Factors Index**	N/A	-13.62%***
Sprott Zacks Junior Gold Miners Total Return Index**	58.15%	9.05%
S&P 500® Total Return Index	16.11%	11.42%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888-622-1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Junior Gold Miners ETF (“Junior Predecessor Fund”) was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Junior Gold Miners ETF, then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Fund is a continuation of the Junior Predecessor Fund and, therefore, the performance information presents the performance of the Junior Predecessor Fund prior to the Reorganization Date.

^^	The Junior Predecessor Fund’s Commencement date was March 31, 2015.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective July 22, 2019, the Fund discontinued attempting to track Sprott Zacks Junior Gold Miners Total Return Index and began attempting to track the Solactive Junior Gold Miners Index as its target index.
***	The return presented is for the period of July 22, 2019 to November 30, 2019, the period when the Fund began attempting to track the Solactive Junior Gold Miners Index as its target index through the Fund's fiscal year end.

4 | November 30, 2019

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2019 (Unaudited)

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Junior Gold Miners Index was created by Solactive AG to provide a means of generally tracking the performance of “junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits. As of December 31, 2019, the Junior Underlying Index consisted of 46 securities.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

5 | November 30, 2019

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings^ (as of November 30, 2019)

Koza Altin Isletmeleri AS	6.46%
Wesdome Gold Mines, Ltd.	5.28%
Centamin PLC	5.26%
Lundin Gold Inc	4.71%
Saracen Mineral Holdings, Ltd.	4.65%
Regis Resources, Ltd.	4.64%
Perseus Mining, Ltd.	4.59%
Aneka Tambang Tbk	4.28%
K92 Mining, Inc.	4.09%
Hochschild Mining PLC	3.69%
Total % of Top 10 Holdings	47.65%

Country Allocation^ (as of November 30, 2019)

Canada	36.72%
Australia	34.61%
Russia	6.94%
Turkey	6.46%
Jersey	5.26%
Indonesia	4.28%
Peru	3.69%
United States	1.47%
Monaco	0.40%
China	0.17%
Total	100.00%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since July 21, 2019 (the date the Fund discontinued tracking Sprott Zacks Junior Gold Miners Total Return Index and began tracking the Solactive Junior Gold Miners Index as its target index) with the performance of the Fund’s benchmark indexes. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Effective July 22, 2019, the Fund discontinued tracking Sprott Zacks Junior Gold Miners Total Return Index and began tracking the Solactive Junior Gold Miners Index as its target index. Sprott Zacks Junior Gold Miners Total Return Index launched May 26, 2016.

6 | November 30, 2019

Sprott ETFs

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$1,270.80	0.52%	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$1,195.00	0.52%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64

(a)	Annualized, based on the Funds' most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

*	Each Fund is a continuation of its respective Predecessor Fund and, therefore, the example includes expenses of the respective Predecessor Fund that the Fund incurred prior to Reorganization (see Note 7).

7 | November 30, 2019

Sprott Gold Miners ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (100.00%)
Gold Mining (99.43%)
Agnico Eagle Mines, Ltd.	141,013	$8,378,187
Alamos Gold, Inc., Class A	1,184,280	6,713,565
AngloGold Ashanti, Ltd., Sponsored ADR	121,187	2,307,400
B2Gold Corp.	2,294,592	8,481,854
Barrick Gold Corp.	1,371,593	22,902,908
Centerra Gold, Inc.(a)	950,638	8,130,127
Coeur Mining, Inc.(a)	179,508	1,177,573
Detour Gold Corp.(a)	472,881	8,757,715
Eldorado Gold Corp.(a)	104,383	817,273
Endeavour Mining Corp.(a)	45,306	865,326
Franco-Nevada Corp.	166,701	16,399,021
Gold Fields, Ltd., Sponsored ADR	168,053	899,084
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	304,964	951,488
IAMGOLD Corp.(a)	268,907	979,831
Kinross Gold Corp.(a)	186,811	807,269
Kirkland Lake Gold, Ltd.	226,672	9,520,463
New Gold, Inc.(a)	487,444	418,344
Newmont Goldcorp Corp.	645,781	24,797,990
Novagold Resources, Inc.(a)	130,018	904,439
OceanaGold Corp.	3,138,270	6,260,947
Osisko Gold Royalties, Ltd.	672,479	5,913,239
Pretium Resources, Inc.(a)	71,452	715,972
Royal Gold, Inc.	75,231	8,822,339
Sandstorm Gold, Ltd.(a)	1,205,195	8,066,087
SEMAFO, Inc.(a)	2,008,878	4,219,506
Sibanye Gold, Ltd., Sponsored ADR(a)	180,191	1,434,320
SSR Mining, Inc.(a)	522,162	8,121,559
Torex Gold Resources, Inc.(a)	525,461	7,907,826
Yamana Gold, Inc.	266,412	966,729
Total Gold Mining		176,638,381

Silver Mining (0.57%)
Hecla Mining Co.	408,143	1,008,113

TOTAL COMMON STOCKS
(Cost $172,773,926)		177,646,494

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.03%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	1.56%	45,517	45,517
TOTAL SHORT TERM INVESTMENTS
(Cost $45,517)			45,517

TOTAL INVESTMENTS (100.03%)
(Cost $172,819,443)			$177,692,011
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.03%)			(45,435)
NET ASSETS - 100.00%			$177,646,576

(a)	Non-income producing security.

See Notes to Financial Statements.

8 | November 30, 2019

Sprott Junior Gold Miners ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.77%)
Diversified Metals & Mining (10.16%)
Aneka Tambang Tbk	42,579,500	$2,264,064
Aurelia Metals, Ltd.	3,294,033	958,073
K92 Mining, Inc.(a)(b)	1,140,726	2,164,142
Total Diversified Metals & Mining		5,386,279

Gold Mining (83.00%)
Alacer Gold Corp.(b)	52,337	281,327
Alamos Gold, Inc., Class A	97,281	551,476
Argonaut Gold, Inc.(b)	124,112	172,858
Centamin PLC	1,934,785	2,779,993
China Gold International Resources Corp., Ltd.(b)	168,869	128,403
Coeur Mining, Inc.(b)	48,808	320,180
Continental Gold, Inc.(b)	75,768	277,791
Dacian Gold, Ltd.(a)(b)	122,132	114,002
Dundee Precious Metals, Inc.(b)	50,704	193,533
Eldorado Gold Corp.(b)	41,431	324,386
Endeavour Mining Corp.(b)	11,013	210,344
Gold Road Resources, Ltd.(b)	2,212,619	1,691,170
Golden Star Resources, Ltd.(a)(b)	361,603	1,196,906
Guyana Goldfields, Inc.(a)(b)	116,476	49,105
Hengxing Gold Holding Co., Ltd.(c)	184,000	89,318
Highland Gold Mining, Ltd.	814,535	1,923,568
Koza Altin Isletmeleri AS(b)	267,619	3,416,066
Lundin Gold Inc(b)	432,993	2,490,451
McEwen Mining, Inc.(a)	1,075,388	1,215,188
New Gold, Inc.(a)(b)	189,066	162,264
Novagold Resources, Inc.(b)	38,884	270,633
Novo Resources Corp.(a)(b)	96,288	238,491
OceanaGold Corp.	891,561	1,778,692
Perseus Mining, Ltd.(b)	4,128,823	2,429,672
Petropavlovsk PLC(a)(b)	12,609,411	1,744,920
Premier Gold Mines, Ltd.(a)(b)	876,828	1,333,428
Pretium Resources, Inc.(b)	21,300	213,433
Ramelius Resources, Ltd.	2,365,986	1,624,353
Regis Resources, Ltd.	763,725	2,453,764
Resolute Mining, Ltd.(b)	1,941,681	1,516,918
Roxgold, Inc.(b)	1,850,415	1,170,179
Sabina Gold & Silver Corp.(a)(b)	265,582	335,901
Saracen Mineral Holdings, Ltd.(b)	1,179,496	2,457,250
Seabridge Gold, Inc.(a)(b)	148,858	1,932,177
SEMAFO, Inc.(b)	53,456	112,280
Silver Lake Resources, Ltd.(b)	2,494,147	1,872,609
SolGold PLC(a)(b)	3,693,661	1,072,433
SSR Mining, Inc.(b)	13,769	214,159
St Barbara, Ltd.	67,647	119,882
Teranga Gold Corp.(b)	61,102	262,201
Torex Gold Resources, Inc.(b)	16,869	253,867
Wesdome Gold Mines, Ltd.(b)	425,071	2,793,699
Westgold Resources, Ltd.(b)	145,379	196,668
Total Gold Mining		43,985,938
Security Description	Shares	Value
Precious Metals & Minerals Mining (2.92%)
Osisko Mining, Inc.(a)(b)	717,675	$1,545,246

Silver Mining (3.69%)
Hochschild Mining PLC	926,325	1,952,756

TOTAL COMMON STOCKS
(Cost $59,567,372)		52,870,219

RIGHTS(0.03%)
Gold Mining (0.03%)
Saracen Mineral Holdings Ltd.
(Expiring 12/16/2019)(b)	206,988	18,201

TOTAL RIGHTS
(Cost $–)		18,201

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (9.24%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $5,422)	1.56%	5,422	5,422

Investments Purchased with Collateral from Securities Loaned (9.23%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $4,888,606)		4,888,606	4,888,606
TOTAL SHORT TERM INVESTMENTS
(Cost $4,894,028)			4,894,028

TOTAL INVESTMENTS (109.04%)
(Cost $64,461,400)			$57,782,448
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.04%)			(4,788,453)
NET ASSETS - 100.00%			$52,993,995

(a)	Security, or a portion of the security position is currently on loan. As of November 30, 2019 the total market value of securities on loan is $6,732,195. The loaned securities were secured with cash collateral of $4,888,606 and non-cash collateral with the value of $2,167,577. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)	Non-income producing security.

9 | November 30, 2019

Sprott Junior Gold Miners ETF

Schedule of Investments	November 30, 2019

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the market value of those securities was $89,318 representing 0.17% of net assets.

See Notes to Financial Statements.

10 | November 30, 2019

Sprott ETFs

Statements of Assets and Liabilities	November 30, 2019

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
ASSETS:
Investments, at value	$177,692,011	$57,782,448
Receivable for investments sold	2,061	276,587
Receivable due from advisor	—	24,997
Dividends and reclaim receivable	119,244	20,135
Other assets and prepaid expenses	6,372	4,877
Total Assets	177,819,688	58,109,044

LIABILITIES:
Payable for investments purchased	12,848	143,160
Payable to adviser	55,332	—
Payable for collateral upon return of securities loaned	—	4,888,606
Administration fees payable	26,154	26,081
Professional fees payable	32,693	29,759
Transfer agent fees payable	3,750	3,750
Trustees' fees and expenses payable	9,053	2,947
Accrued expenses and other liabilities	33,282	20,746
Total Liabilities	173,112	5,115,049
NET ASSETS	$177,646,576	$52,993,995

NET ASSETS CONSIST OF:
Paid-in capital	$243,021,573	$79,575,531
Total distributable earnings	(65,374,997)	(26,581,536)
NET ASSETS	$177,646,576	$52,993,995

INVESTMENTS, AT COST	$172,819,443	$64,461,400

PRICING OF SHARES
Net Assets	$177,646,576	$52,993,995
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	7,600,000	1,750,000
Net Asset Value, offering and redemption price per share	$23.37	$30.28

See Notes to Financial Statements.

 11 | November 30, 2019

Sprott ETFs

Statements of Operations	For the Year Ended November 30, 2019

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
INVESTMENT INCOME:
Dividends(a)	$948,751	$324,997
Securities lending income	59,163	82,776
Total Investment Income	1,007,914	407,773

EXPENSES:
Investment adviser fees (See Note 3)	766,014	256,627
Administration fees	51,222	51,149
Trustee Fees	9,053	2,947
Compliance fees	4,360	1,426
Legal fees	22,696	22,696
Audit fees	20,000	20,000
Transfer agent fees	3,750	3,750
Other fees and expenses	35,711	22,586
Total Expenses before waiver/reimbursement	912,806	381,181
Less fee waiver/reimbursement by investment adviser (See Note 3)	(44,249)	(91,265)
Net Expense	868,557	289,916
NET INVESTMENT INCOME	139,357	117,857

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	34,726,612	8,495,470
Net realized gain/(loss) on foreign currency transactions	12,876	(15,590)
Net realized gain/(loss)	34,739,488	8,479,880
Net change in unrealized appreciation on investments	25,267,041	6,471,109
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(62)	4
Net change in unrealized appreciation/(depreciation)	25,266,979	6,471,113
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	60,006,467	14,950,993
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,145,824	$15,068,850

(a)	Net of foreign tax withholding in the amounts of $127,835 and $9,324 respectively.

See Notes to Financial Statements.

 12 | November 30, 2019

Sprott Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(a)
OPERATIONS:
Net investment income	$139,357	$640,844
Net realized gain/(loss)	34,739,488	(18,176,992)
Net change in unrealized appreciation/(depreciation)	25,266,979	(21,732,492)
Net increase/(decrease) in net assets resulting from operations	60,145,824	(39,268,640)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(644,007)	(1,074,960)
Total distributions	(644,007)	(1,074,960)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	49,980,129	26,707,445
Cost of shares redeemed	(55,410,946)	(27,333,679)
Net decrease from capital share transactions	(5,430,817)	(626,234)
Net increase/(decrease) in net assets	54,071,000	(40,969,834)

NET ASSETS:
Beginning of year	123,575,576	164,545,410
End of year	$177,646,576	$123,575,576

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,100,000	8,300,000
Shares sold	2,150,000	1,350,000
Shares redeemed	(2,650,000)	(1,550,000)
Shares outstanding, end of period	7,600,000	8,100,000

(a)	These financials have been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements.

 13 | November 30, 2019

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(a)
OPERATIONS:
Net investment income/(loss)	$117,857	$(266,197)
Net realized gain/(loss)	8,479,880	(31,413,048)
Net change in unrealized appreciation/(depreciation)	6,471,113	(5,838,502)
Net increase/(decrease) in net assets resulting from operations	15,068,850	(37,517,747)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(223,108)
Total distributions	—	(223,108)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,781,738	8,988,193
Cost of shares redeemed	(13,632,761)	(84,021,633)
Net increase/(decrease) from capital share transactions	1,148,977	(75,033,440)
Net increase/(decrease) in net assets	16,217,827	(112,774,295)

NET ASSETS:
Beginning of year	36,776,168	149,550,463
End of year	$52,993,995	$36,776,168

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,700,000	4,750,000
Shares sold	500,000	300,000
Shares redeemed	(450,000)	(3,350,000)
Shares outstanding, end of period	1,750,000	1,700,000

(a)	These financials have been audited by the predecessor independent registered public accounting firm.

See Notes to Financial Statements.

 14 | November 30, 2019

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(a)	For the Year Ended November 30, 2017(a)		For the Year Ended November 30, 2016(a)		For the Year Ended November 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.26	$19.82	$19.15		$12.97		$17.44

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	0.02	0.07	0.04		(0.00	)(c)	0.10
Net realized and unrealized gain/(loss)	8.18	(4.51)	0.63		6.37		(4.52)
Total from investment operations	8.20	(4.44)	0.67		6.37		(4.42)

DISTRIBUTIONS:
From net investment income	(0.09)	(0.12)	(0.00	)(c)	(0.19)		(0.05)
Total distributions	(0.09)	(0.12)	(0.00	)(c)	(0.19)		(0.05)

Net increase/(decrease) in net asset value	8.11	(4.56)	0.67		6.18		(4.47)
NET ASSET VALUE, END OF PERIOD	$23.37	$15.26	$19.82		$19.15		$12.97
TOTAL RETURN(d)	53.91%	(22.56)%	3.52%		49.82%		(25.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$177,647	$123,576	$164,545		$183,865		$112,158

Ratio of expenses including reimbursement/waiver to average net assets(e)	0.54%	N/A	N/A		N/A		N/A
Ratio of expenses excluding reimbursement/waiver to average net assets	0.57%	0.57%	0.57%		0.57%		0.57%
Ratio of net investment income/(loss) to average net assets	0.09%	0.39%	0.21%		(0.01)%		0.61%
Portfolio turnover rate(f)	112%	82%	101%		74%		78%

(a)	These financials have been audited by the predecessor independent registered public accounting firm.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Prior to July 19, 2019, the Fund paid expenses via a unitary fee to the prior adviser, expenses were not waived. See Note 3.
(f)	Portfolio does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 15 | November 30, 2019

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(a)	For the Year Ended November 30, 2017(a)	For the Year Ended November 30, 2016(a)	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$21.63	$31.48	$33.00	$19.65	$24.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.06	(0.06)	(0.09)	(0.05)	0.04
Net realized and unrealized gain/(loss)	8.59	(9.74)	(0.87)	13.56	(4.57)
Total from investment operations	8.65	(9.80)	(0.96)	13.51	(4.53)

DISTRIBUTIONS:
From net investment income	—	(0.05)	(0.56)	(0.16)	—
Total distributions	—	(0.05)	(0.56)	(0.16)	—

Net increase/(decrease) in net asset value	8.65	(9.85)	(1.52)	13.35	(4.53)
NET ASSET VALUE, END OF PERIOD	$30.28	$21.63	$31.48	$33.00	$19.65
TOTAL RETURN(c)	39.99%	(31.19)%	(2.99)%	69.35%	(18.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$52,994	$36,776	$149,550	$47,857	$23,579

Ratio of expenses including reimbursement/waiver to average net assets(d)	0.54%	N/A	N/A	N/A	N/A(e)
Ratio of expenses excluding reimbursement/waiver to average net assets	0.71%	0.57%	0.57%	0.57%	0.57	%(e)
Ratio of net investment income/(loss) to average net assets	0.22%	(0.22)%	(0.26)%	(0.14)%	0.29	%(e)
Portfolio turnover rate(f)	127%	37%	74%	61%	71%

(a)	These financials have been audited by the predecessor independent registered public accounting firm.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Prior to July 19, 2019, the Fund paid expenses via a unitary fee to the prior adviser, expenses were not waived. See Note 3.
(e)	Annualized.
(f)	Portfolio does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 16 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

1.  ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of November 30, 2019, the Trust consisted of two separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each a “Fund” and collectively, the “Funds”). The Funds are non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds, previously part of another investment company, ALPS ETF Trust, reorganized effective as of the close of business on July 19, 2019. See Note 7 for a discussion of the results of the special meeting of shareholders in which the reorganization was approved.

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Solactive Gold Miners Custom Factors Index (ticker symbol SOLGMCFT) (the “Underlying Index”). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Solactive Junior Gold Miners Index (ticker symbol SOLJGMFT)(the “Underlying Index”). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Funds offer and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

17 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

18 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2019:

Sprott Gold Miners ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$177,646,494	$—	$—	$177,646,494
Short Term Investments	45,517	—	—	45,517
Total	$177,692,011	$—	$—	$177,692,011

Sprott Junior Gold Miners ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$52,870,219	$—	$—	$52,870,219
Rights*	18,201	—	—	18,201
Short Term Investments	4,894,028	—	—	4,894,028
Total	$57,782,448	$—	$—	$57,782,448

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2019.

During the year ended November 30, 2019, the Sprott Junior Gold Miners ETF invested in rights, which are disclosed in the Schedule of Investments.

The following provides the effect of derivative instruments on the Statement of Assets and Liabilities for the year ended November 30, 2019.

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Sprott Junior Gold Miners ETF
Equity Contracts (Rights)	Investments, at value	$18,201
		$18,201

The following provides the effect of derivative instruments on the Statement of Operations for the year ended November 30, 2019.

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Sprott Junior Gold Miners ETF
Equity Contracts (Rights)	Net realized loss on investments/Net change in unrealized depreciation on investments	$—	$18,201
Total		$—	$18,201

19 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

C. Gold and Silver Mining Industry Risk

The Funds are sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Funds’ returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

D. Foreign Investment Risk

The Funds investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Funds’ investments or prevent the Funds from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Funds’ underlying securities trade in a market that is closed when the market in which the Funds’ shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Funds’ domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Funds’ shares and the underlying value of those shares

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

F. Concentration Risk

Each Fund seeks to track its respective Underlying Index, which itself is currently concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in a Fund.

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Sprott Gold Miners ETF	$8,773,522	$(8,773,522)
Sprott Junior Gold Miners ETF	259,713	(259,713)

20 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

Ordinary Income
November 30, 2019
Sprott Gold Miners ETF	$644,007

Ordinary Income
November 30, 2018
Sprott Gold Miners ETF	$1,074,960
Sprott Junior Gold Miners ETF	223,108

Capital loss carryovers used during the period ended November 30, 2019 were as follows:

Fund	Amount
Sprott Gold Miners ETF	$25,691,597
Sprott Junior Gold Miners ETF	7,828,710

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$42,902,205	$27,655,227
Sprott Junior Gold Miners ETF	11,096,534	8,796,310

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
Undistributed net investment income	$366,798	$200,641
Accumulated net realized loss on investments	(70,557,432)	(19,892,844)
Net unrealized appreciation/(depreciation) on investments	4,815,637	(6,889,333)
Total	$(65,374,997)	$(26,581,536)

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
Gross appreciation (excess of value over tax cost)	$19,408,898	$3,501,989
Gross depreciation (excess of tax cost over value)	(14,593,199)	(10,391,286)
Net depreciation of foreign currency	(62)	(36)
Net unrealized appreciation (depreciation)	4,815,637	(6,889,333)
Cost of investments for income tax purposes	$172,876,312	$64,671,745

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses from wash sales.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty

21 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Funds have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or Sprott Asset Management LP (the “Adviser”) specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of November 30, 2019:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Sprott Junior Gold Miners ETF	6,732,195	4,888,606	2,167,577	7,056,183

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2019:

Sprott Junior Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,888,606	$—	$—	$—	4,888,606
Total Borrowings					4,888,606
Gross amount of recognized liabilities for securities lending (collateral received)					4,888,606

22 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

The Adviser serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.35%
Sprott Junior Gold Miners ETF	0.35%

ALPS Advisors, Inc. (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million-$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by the Sub-Adviser for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Funds

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of each Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Funds. The Adviser has contractually agreed to waive the management fee, and/or reimburse expenses so that total annual Funds operating expenses after fee waiver/expense reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through June 30, 2021. The Adviser will be permitted to recover expenses it has borne to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. The Funds’ fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated during the period by the Board of Trustees of Sprott Funds Trust.

Prior to July 19, 2019, ALPS Advisors, Inc. served as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “ALPS Advisory Agreement”). Pursuant to the ALPS Advisory Agreement, each Fund paid ALPS Advisors, Inc. an annual management fee for the services and facilities it provided, payable on a monthly basis 0.57% of the each Fund’s average daily net assets. See Note 7 for further details regarding the reorganization. From December 1, 2018 to July 22, 2019 the Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF paid ALPS Advisors, Inc. $528,326 and $179,065, respectively, for its advisory services prior to the Reorganization.

Prior to the Reorganization and under the ALPS Advisory Agreement, ALPS Advisors, Inc. paid substantially all expenses of each Fund out of its unitary management fee, including licensing fees to the underlying index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. ALPS Advisors, Inc.’s unitary management fee was designed to pay substantially all of each Fund's expenses and to compensate the ALPS Advisors, Inc. for providing services for each Fund.

The Board of the Trust consists of five Trustees, all of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Each current Independent Trustee is paid an annual retainer of $6,000 for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

23 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$180,805,433	$181,148,557
Sprott Junior Gold Miners ETF	67,455,072	67,445,207

For the year November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$49,983,345	$55,409,575
Sprott Junior Gold Miners ETF	14,779,628	13,630,258

For the year ended November 30, 2019, the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF had in-kind net realized gains/(losses) of $8,827,647 and $334,002 respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

Each Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2019 was as follows:

			Realized gain/(loss)
Fund	Purchases	Sale proceeds	on sales
Sprott Gold Miners ETF	$937,669	$1,130,818	$(294,554)
Sprott Junior Gold Miners ETF	1,130,818	937,669	134,452

7. REORGANIZATION

The Trust acquired all of the assets and liabilities of Sprott Gold Miners ETF (the “Gold Predecessor Fund”), and Sprott Junior Gold Miners ETF acquired all of the assets and liabilities of Sprott Junior Gold Miners ETF (the “Junior Predecessor Fund”, together with the Gold Predecessor Fund, the “Predecessor Funds”) each a series of ALPS ETF Trust, in a tax-free reorganization on July 19, 2019. The Predecessor Funds had the same investment objectives, and substantially the same strategies and policies as the corresponding Fund at the time of the reorganization.

24 | November 30, 2019

Sprott ETFs

Notes to Financial Statements	November 30, 2019

The reorganization qualified as a tax-free reorganization for federal income tax purposes. On the July 19, 2019, the assets and liabilities of each Predecessor Fund was transferred to the corresponding successor Fund in exchange for shares of the Predecessor Fund. Pursuant to the reorganization, each shareholder of the Predecessor Funds became the owner of the number of corresponding shares of the Funds, having an equal aggregate net asset value. On the reorganization date, the Funds and the Predecessor Funds reported the following financial information:

Fund	Shares Outstanding of Fund	Net Assets of Fund	Predecessor Funds	Predecessor Fund Shares Exchanged	Net Assets of Predecessor Fund Exchanged
Sprott Gold Miners ETF	7,750,000	$187,380,569	Gold Predecessor Fund	7,750,000	$187,380,569
Sprott Junior Gold Miners ETF	1,950,000	$68,310,545	Junior Predecessor Fund	1,950,000	$68,310,545

Immediately following the reorganization the net assets and shares issued of the combined Funds were:

Fund	Net Assets	Shares Outstanding
Sprott Gold Miners ETF	$187,380,569	7,750,000
Sprott Junior Gold Miners ETF	$68,310,545	1,950,000

Assuming the reorganization had been completed on December 1, 2018, the beginning of the annual reporting period for the Funds, the pro forma results of operations for the year ended November 30, 2019 are as follows:

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
Net Investment Income	$203,925	$139,535
Net Realized and Unrealized Loss on Investments	60,006,467	14,932,792
Net Decrease in Net Assets Resulting from Operations	$60,210,392	$15,072,327

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the reorganization, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Funds that has been included in Fund’s Statement of Operations since July 19, 2019.

8. SUBSEQUENT EVENTS

On September 4, 2019, the Board of Trustees of the Sprott Funds Trust approved an Agreement and Plan of Reorganization (“the Plan”) for the Tocqueville Gold Fund, a series of Tocqueville Trust, (the “Acquired Fund”) and the Sprott Gold Equity Fund, a series of Sprott Funds Trust, (the “Acquiring Fund”). The shareholders of the Tocqueville Gold Fund approved the reorganization at a special meeting of shareholders on December 17, 2019. Pursuant to the Plan, the Acquired Fund was reorganized into the Acquiring Fund and was effective as of the close of business on January 17, 2020.

25 | November 30, 2019

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Funds”), each a series of Sprott Funds Trust (formerly the ALPS ETF Trust) (the “Trust”), including the schedule of investments, as of November 30, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statement of changes for the year ended November 30, 2018 and the financial highlights for each of the four years in the period ended November 30, 2018 have been audited by other auditors, whose report dated January 24, 2018 expressed unqualified opinions on such statement and financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2020

26 | November 30, 2019

Sprott ETFs

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 888-622-1813.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 888-622-1813 or by writing to.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following for the calendar year ended December 31, 2019:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$125,871	$877,241
Sprott Gold Miners Junior ETF	$9,543	$333,131

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

	QDI	DRD
Sprott Gold Miners ETF	100.00%	48.01%
Sprott Gold Miners Junior ETF	0.00%	0.00%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

LICENSING AGREEMENTS

Solactive AG (“Solactive”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”). Solactive is the Index Provider for Funds. Solactive is not affiliated with the Trust, Sprott, or the Distributor.

The following disclosure relates to Solactive and Sprott:

The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or Implicit guarantee or assurance either with regard to the results of using the Index and/or index trade mark or the index price at any time or in any other respect. The Index is calculated and published by Solactive. Solactive uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Funds, Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Index by Solactive nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Funds constitutes a recommendation by Solactive to invest capital in the Funds nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in these Funds.

Sprott does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and Sprott shall have no liability for any errors, omissions or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

27 | November 30, 2019

Sprott ETFs

Trustees & Officers	November 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Michael W. Clark, 58	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	4	Sprott Focus Trust, Inc.

Barbara Connolly Keady, 56	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010	4	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 49	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	4	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 61	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	4	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

 28 | November 30, 2019

Sprott ETFs

Trustees & Officers	November 30, 2019 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 49	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	3	None

Thomas W. Ulrich, 56	Secretary, Chief Compliance Officer	Since September, 2018	Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 48	Treasurer and Chief Financial Officer	Since September, 2018	Controller and Director, Finance of Sprott Inc. (June 2007 to Dec 2015); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Chief Financial Officer of Sprott Asset Management LP (since Dec 2018).

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

 29 | November 30, 2019

Sprott ETFs

Board Consideration Regarding Approval of	November 30, 2019 (Unaudited)
Investment Advisory Agreements

APPROVAL OF ADVISORY AGREEMENT

At a meeting of the Board of Trustees (the “Board) of the Trust held on March 6, 2019, the Board reviewed and discussed the written materials that were provided by the Adviser in advance of the Meeting and deliberated on the approval of the Advisory Agreement for each Fund. The Board reviewed: (i) the nature and quality of the advisory services to be provided by the Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of each Fund, nothing that it had not yet launched; (iii) the proposed fees and expense of each Fund, including the proposed advisory fee to be paid by each Fund to the Adviser; and (iv) the anticipated profitability of the Adviser. In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services

The Board reviewed materials provided by the Adviser related to the proposed approval of the Advisory Agreement, including a description of its oversight of the Sub-Adviser, a review of the professional personnel who will be performing services for the Trust, and how it will monitor the Sub-Adviser’s investment process. The Board also noted the extensive responsibilities that the Adviser will have with respect to each Fund, including: the oversight of the Sub-Adviser’s adherence to each Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and other transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of each Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Funds. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that the Adviser will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements. The Board discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.

Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to a series of questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Trust; and whether there are procedures in place to adequately allocate trades among its respective clients.

The Board reviewed the description provided on the practices for monitoring compliance with the Trust’s investment limitations, noting that the Adviser’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Trust would be satisfactory.

Performance

Because the Trust and each Fund had not yet commenced operations, the Trustees could not consider the Fund’s past performance. However, the Trustees considered the performance of the corresponding series of ALPS ETF Trust managed by the Sub-Adviser as investment adviser. The Trustees also considered the Sub-Adviser’s responses to the Board’s requests for information related to the Board’s consideration of the sub-advisory agreement.

Fees and Expenses

The Board noted that the Adviser proposed a 0.35% advisory fee for each Fund with a net expense ratio of 0.15%. The Board reviewed the peer group data for advisory fees and operating expenses, noting that for Sprott Gold Miners ETF, the advisory fee fell below the peer group average and matched the lowest advisory fee within the peer group. The expense ratio for Sprott Gold Miners ETF was higher than the peer group average, but was still within the peer group range. For Sprott Junior Gold Miners ETF, the Board also noted that the Fund had the lowest advisory fee in the peer group, and had an expense ratio that was higher than the peer group average. In considering whether to approve the Agreements, the Trustees also considered and discussed information and analysis provided by the Adviser regarding its fees. The Board concluded that based on the Adviser’s services to be provided to the Trust and comparative fee and expense data, the advisory fee charged by the Adviser and the estimated expenses for the Trust were reasonable.

Profitability

The Board considered the level of profits that could be expected to accrue to the Adviser with respect to the Trust based on profitability projections and analyses discussed with the Board and the selected financial information of the Adviser provided by the Adviser to the Board. After review and discussion, the Board concluded the investment advisory relationship would initially be unprofitable to the Adviser and, once the Trust had sufficient assets, the anticipated profit from the Adviser’s relationship with the Trust would not be excessive.

Economies of Scale

The Board determined that because each Fund had not yet commenced operations, economies of scale were not a determinative factor. The Board further determined, however, that to the extent that material economies of scale were to be achieved in the future, and such economies of scale

 30 | November 30, 2019

Sprott ETFs

Board Consideration Regarding Approval of	November 30, 2019 (Unaudited)
Investment Advisory Agreements

had not been shared with each Fund, the Board would seek to have those economies of scale shared with each Fund in connection with future renewals of the Advisory Agreement.

Fall-Out Benefits

The Board considered potential benefits to the Adviser from acting as investment adviser to each Fund.

APPROVAL OF SUB-ADVISORY AGREEMENT

At a meeting of the Board of Trustees (the “Board) of the Trust held on September 5, 2018 (the “September Meeting”), the Board reviewed and discussed the written materials that were provided by the Sub-Adviser in advance of the September Meeting and deliberated on the approval of the Sub-Advisory Agreement. The Board reviewed: (i) the nature and quality of the advisory services to be provided by the Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expense of the Fund, including the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser; and (iv) the anticipated profitability of each Fund to the Sub-Adviser. In considering the approval of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services

As to the nature, quality and extent of the services to be provided by the Sub-Adviser, the Board noted the experience of the portfolio management and research personnel of the Sub-Adviser, including their experience in the investment field, education and industry credentials and the Sub-Adviser’s experience managing the Predecessor Funds as investment adviser. The Board reviewed the presentation materials prepared by the Sub-Adviser describing its investment process. The Board received satisfactory responses from the Sub-Adviser with respect to a series of questions, including: whether the Sub-Adviser is involved in any lawsuits or pending regulatory actions. The Board discussed the Sub-Adviser’s compliance structure and broker-dealer selection process. In consideration of the compliance policies and procedures for the Sub-Adviser included in the Meeting Materials, the Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Trust would be satisfactory.

Performance

Each Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. However, the Trustees considered the performance of each Predecessor Fund. The Board reviewed materials provided by the Sub-Adviser regarding the portfolio management team and the investment strategies to be employed in the management of each Fund’s assets. The Board noted the reputation and experience of the Sub-Adviser. The Board recognized the skill and successful management of each Predecessor Fund.

Fees and Expenses

As to the costs of the services to be provided by the Sub-Adviser, the Board discussed the sub-advisory fee payable by the Adviser to Sub-Adviser, pursuant to the Sub-Advisory Agreement. The Board considered that Sub-Adviser is to be paid by the Adviser and not by the Trust, and considered fees charged by the Sub-Adviser for providing investment advice to other funds. The Adviser confirmed to the Board that the Adviser was of the opinion that the sub-advisory fees to be paid to the Sub-Adviser were reasonable in light of the anticipated quality of the services to be performed by the Sub-Adviser and the proposed division of services between the Adviser and Sub-Adviser. Based on the representations of the Adviser and Sub-Adviser and the materials provided, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser was reasonable.

Profitability

As to profits to be realized by the Sub-Adviser, the Trustees noted that all sub-advisory fees will be paid by the Adviser, and not directly paid by the Trust. Consequently, the Board did not consider the costs of services provided by the Sub-Adviser or its profitability to be significant factors. However, the Board considered the profitability information provided by the Sub-Adviser and determined that its expected profitability with respect to each Fund was not unreasonable.

Economies of Scale.

The Board determined that because each Fund had not yet commenced operations, economies of scale were not a factor. The Board further determined, however, that to the extent that material economies of scale were to be achieved in the future, and such economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with each Fund in connection with future renewals of the Sub-Advisor Agreement.

Fall-Out Benefits.

The Board considered potential benefits to the Sub-Adviser from acting as sub-adviser to each Fund.

 31 | November 30, 2019

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

Item 2.	Code of Ethics.

(a)  The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)  Not applicable.

(c)  During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Barbara Connolly Keady as the Registrant’s “Audit Committee Financial Expert”. Ms. Connolly Keady is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $34,000 and $0, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $0. The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)	Tax Fees: For the Registrant’s fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,000 and $0, respectively. The fiscal year ended November 30, 2019 and fiscal year 2018, tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018 of the Registrant were $0 and $0, respectively.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)       Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FUNDS TRUST

By:	/s/ John A. Ciampaglia
John A. Ciampaglia (Principal Executive Officer)
President

Date:	February 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Ciampaglia
John A. Ciampaglia (Principal Executive Officer)
President

Date:	February 6, 2020

By:	/s/ Varinder Bhathal
Varinder Bhathal (Principal Financial Officer)
Treasurer

Date:	February 6, 2020

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